Exhibit 99.1

Meta Financial Group, Inc.® Announces Common Stock Share Repurchase Program

SIOUX FALLS, S.D., September 7, 2021 -- Meta Financial Group, Inc.® (Nasdaq: CASH) (the “Company”), announced that its Board of Directors authorized a share repurchase program to repurchase up to 6,000,000 shares of the Company’s outstanding common stock on or before September 30, 2024.

Under its current stock repurchase program, which expires on December 31, 2022, the Company has purchased 5,949,827 shares of the 7,500,000 total shares authorized for repurchase. The Company may repurchase the remaining 1,550,173 shares under the current stock repurchase program on or before December 31, 2022.

“Our Board of Directors’ decision to approve a new share repurchase authorization reflects the underlying momentum of our business and our continued confidence in the Company’s growth trajectory, consistent with our balanced approach to capital management,” said Douglas J. Hajek, Chairman of Meta’s Board of Directors.

The Company may repurchase shares of its common stock on the open market and/or in privately negotiated transactions. Open market repurchases will be made in accordance with applicable securities laws and regulations and may be effected pursuant to Rule 10b5-1 trading plans. The manner, timing and amount of any stock repurchases will be determined by the Company based on its evaluation of various factors, including its assessment of alternative uses of capital, the Company’s stock trading price, general market and economic conditions, regulatory requirements and other business and legal considerations. The repurchase program does not obligate the Company to acquire any particular amount of common stock or to acquire shares on any particular timetable, and the program may be suspended or discontinued at any time at the Company’s discretion.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events, including those relating to the number or manner of future stock repurchases. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements as a result of various risks, uncertainties and other factors. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission filings, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended September 30, 2020. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events, or for any other reason.

About Meta Financial Group, Inc.®

Meta Financial Group, Inc.® ("Meta") (Nasdaq: CASH) is a South Dakota-based financial holding company. At Meta, our mission is financial inclusion for all®. Through our subsidiary, MetaBank®, N.A., we strive to remove barriers to financial access and promote economic mobility by working with third parties to provide responsible, secure, high quality financial products that contribute to the social and economic benefit of communities at the core of the real economy. Meta works to increase financial availability, choice, and opportunity for all. Additional information can be found by visiting www.metafinancialgroup.com.

Investor Relations Contact

Brittany Kelley Elsasser

605-362-2423

bkelley@metabank.com

Media Relations Contact

mediarelations@metabank.com